Exhibit 10.1

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

AMENDED AND RESTATED

DISTRIBUTION AGREEMENT

This Amended and Restated Distribution Agreement (“Agreement”), is made and entered into as of August 13, 2014 (the “Effective Date”), by and between Sprouts Farmers Market, Inc. (“SFM”), a Delaware corporation, and Nature’s Best (“NB”), a California corporation.

RECITALS

I. SFM and NB entered into a Distribution Agreement (“Distribution Agreement”) effective as of April 14, 2010, as amended, for the distribution of natural and organic products to all of SFM’s retail stores.

II. SFM and NB wish to clarify the scope of their current business relationship that will enable both organizations to plan and implement future distribution logistics to support SFM’s growth.

III. In consideration of the mutual covenants set forth herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto mutually agree that the Distribution Agreement is hereby amended and restated in its entirety, as follows:

ASSUMPTIONS

A. SFM is primarily engaged in the sale of natural and organic products in a ranch market format. Its operations include retail stores and distribution centers. SFM currently operates in several regions, including Arizona, California, Nevada, New Mexico, Utah, Georgia, Kansas, Texas, Oklahoma and Colorado.

B. NB provides the distribution of natural and organic products to all SFM stores. NB also provides various customized support services (Special Services — see Exhibit A) to SFM’s headquarters, tailored to SFM’s operations.

C. The parties desire to enter into this Agreement to set forth the terms upon which NB will sell and distribute to SFM locations and SFM locations will purchase these goods and services.

NOW, THEREFORE, the parties agree as follows:

1)	TERM: This Agreement shall have a term of eight years commencing as of April 14, 2010.

2)	DISTRIBUTION AGREEMENT:

a.	SFM Distribution: SFM will continue to self-distribute produce to its stores, with the objective of maintaining quality produce expertise. SFM will also continue to purchase and distribute certain other commodities that, from time to time are compatible with, and complement, SFM produce operations. Current examples include [*CONFIDENTIAL*] custom bulk products, key bulk commodities and strategic buys.

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

b.	NB Distribution: NB will be SFM’s Primary Supplier for all remaining natural product stock keeping units (SKUs) that are not direct-store delivered. NB will provide the distribution of selectable, defined as slotted and picked from inventory, SKUs, which will enable SFM to capitalize on NB’s system to realize the overall lowest product cost.

c.	Primary Supplier: Shall be defined as:

i.	All SFM stores will order a [*CONFIDENTIAL*] of their distributor-sourced organic and natural purchases from NB, which shall be subject to NB meeting the required fill rate pursuant to Section 3(c) below. Other than products distributed through its distribution facilities, SFM will source [*CONFIDENTIAL*] natural and organic products carried in SFM stores, if available from NB, through NB in the following SFM Categories: [*CONFIDENTIAL*].

ii.	SFM will maintain a [*CONFIDENTIAL*], (current purchase average for stores operating at least 3 months), adjusted annually according to changes in the Consumer Price Index.

iii.	If SFM elects to move their private label items into distribution at NB, the minimum referenced in section 2(c)(ii) will be adjusted upward by [*CONFIDENTIAL*].

iv.	New Regions: If SFM opens locations beyond the states in which NB currently supplies SFM stores, and NB does not currently service those regions, NB will have a [*CONFIDENTIAL*] (measured from the opening of the first SFM store in that state) to establish distribution for SFM in that area. SFM has the option to utilize another distributor for these locations [*CONFIDENTIAL*]. SFM and NB shall work in good faith to ensure that the cost plus rates for new regions are aligned with the current cost plus rates referenced in Exhibit D hereto based on comparable distances and logistics from servicing distribution center(s) to the new region’s stores and as reasonably acceptable to SFM. In other words, the cost plus rate for any new region (excluding Alaska and Hawaii) shall not be higher than the highest applicable cost plus rate for the annualized purchases/plateau level applicable at the time of opening a store in such new region. For sake of clarity and by way of example, if at the time of opening a store in a new region (excluding Alaska and Hawaii) SFM’s annualized purchases are $711,000,000 (i.e., Plateau Level 70), then the highest cost plus rate for that region shall not exceed [*CONFIDENTIAL*]

If NB supplies a new region’s store(s) via NB’s existing distribution center(s), and SFM’s distribution system is utilized for delivery, NB will pay SFM a cross-dock allowance [*CONFIDENTIAL*].

If SFM exercises its option to utilize another distributor in a new region for an interim period [*CONFIDENTIAL*] as specified above, [*CONFIDENTIAL*]. SFM will make a good faith effort to negotiate the best rate possible from that temporary supplier to mitigate the impact.

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

3)	NB SUPPLIER PERFORMANCE:

a.	New Products:

i.	NB will stock all new products that are specifically requested by SFM and are placed chain wide (all SFM stores).

ii.	Regional product requests will be stocked if carried by all stores in the region, and there are reasonable aggregate product turns.

b.	Accuracy: NB shall maintain an average of 99% or better order selection accuracy rate.

c.	In-Stock Level: NB and SFM will continue their mutual efforts to eliminate the causes of out-of-stock product in order to maintain the highest fill rate possible.

i.	NB will utilize its commercially reasonable efforts to maintain an NB controlled in-stock level of at least 97% (“Minimum Fill Rate”), [*CONFIDENTIAL*].

ii.	NB will continue its current practice of reporting to SFM in-stock service levels each week. At the end of each calendar month, NB will provide SFM a monthly summary of in-stock service levels for such calendar month. In the event the average NB controlled in-stock level for such calendar month, measured on a company-wide basis, does not meet the 97% Minimum Fill Rate (referred to as a “deficiency”), SFM shall notify NB (by no later than [*CONFIDENTIAL*] after SFM’s receipt of NB’s monthly summary) and NB shall use its commercially reasonable efforts to cure the deficiency by [*CONFIDENTIAL*]. The reported in-stock service level shall be rounded to the nearest whole number. By way of example to illustrate the preceding sentence, a decimal figure of 0.5 or higher shall be rounded up and a decimal figure less than 0.5 shall be rounded down.

iii.	If NB does not cure the deficiency by the end of the next calendar month (measured by satisfaction of the Minimum Fill Rate for such next calendar month), SFM shall have the right to use another distributor to meet SFM’s demands, and the option to provide NB a material breach notice to be delivered by no later than [*CONFIDENTIAL*] after SFM’s receipt of NB’s monthly summary for such next calendar month.

iv.	If a material breach notice is provided under this section, NB shall have an additional calendar month (“Second Calendar Cure Month”) to cure the deficiency (measured by satisfaction of the Minimum Fill Rate for the Second Calendar Cure Month). If the deficiency is not cured by the end of the Second Calendar Cure Month, SFM shall then have the option to terminate this Agreement by written notice to NB by no later than [*CONFIDENTIAL*] after SFM’s receipt of NB’s monthly summary for the Second Calendar Cure Month. In the event this Agreement is terminated by SFM pursuant to this Section 3)c.iv., both SFM and NB agree to work in good faith to execute an orderly transition of business to SFM’s designated new primary supplier that fairly treats both SFM and NB.

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

v.	If the average monthly in-stock level falls below [*CONFIDENTIAL*] at any point during the term of this Agreement, SFM shall have the rights afforded under paragraph iii above.

vi.	If the average monthly in-stock level for any NB distribution facility falls below the Minimum Fill Rate, NB shall have the option to use another of its distribution facilities to cover the gap in the fill rate, at no additional cost to SFM. If using another distribution facility is not feasible or will not remedy the gap in the fill rate, then SFM shall have the right to use another distributor to meet its demands until such time as NB has cured the deficiency.

4)	TEXAS DISTRIBUTION CENTER:

In order to support SFM’s growth, NB will open a distribution center in Texas by mid-year, 2011, which the parties acknowledge has been done.

5)	NB SPECIAL SERVICES:

NB will continue to provide SFM with customized support services. See Special Services — Exhibit A. NB will add support services from time to time as deemed appropriate by both companies, as has been past practice.

6)	PROMOTION ASSISTANCE ALLOWANCE:

At the end of each calendar quarter NB will pay SFM a Promotion Assistance Allowance of [*CONFIDENTIAL*]. This allowance will be paid by check to SFM on a quarterly basis at the close of each calendar quarter.

7)	COST PLUS RATE:

From and after December 30, 2013, the effective cost plus rate under which the parties shall operate in regard to the distribution of products is set forth in Exhibit D hereto.

8)	PRIVATE LABEL:

a.	Pricing. SFM will be billed at the [*CONFIDENTIAL*]. Pricing shown on Cost Plus Program — Exhibit D.

b.	Stocking of Private Label. NB agrees to stock all SFM private label products carried by SFM and provide them to all SFM stores. In order to provide fresh and saleable private label product in new regions, it is necessary for NB to transfer certain private label items from existing NB distribution center(s) to the distribution center serving the new region. Continuing current practice, when SFM’s movement on private label products in new regions is insufficient for direct delivery by the vendor to the NB distribution center, the cost plus pricing for those products will be adjusted to reflect the inter-facility transfer cost.

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

c.	Special Situations. The SFM private label team will work in good faith with the NB private label team to proactively address slow turning skus of private label items in order to minimize the operational and financial impact on NB of slow turning private label items.

d.	Code Date Management. The following shall be the private label management practices NB and SFM will continue to employ in order to manage private label inventory:

i.	NB shall provide SFM a weekly private label inventory report showing expiration dates and time remaining for all private label inventories in each facility. Items are shown in aging format with breakouts of 30, 60, 90, and 120 or more days’ code date life remaining. This provides the opportunity for SFM and NB to manage close-coded private label items through special promotions and proactive distribution to SFM stores while the product is still saleable.

ii.	The above procedures are aimed to minimize losses due to short-coded or past code private label inventory. In the event private label inventory is required to be discarded, SFM shall notify NB to remove the product from inventory and [*CONFIDENTIAL*].

iii.	In the event NB fails to notify SFM of a private label’s item short-code status at least 30 days prior to its expiration date, resulting in the private label item being discarded due to it reaching the end of its code date life, [*CONFIDENTIAL*].

e.	Responsibilities: SFM will negotiate directly with the manufacturer for all new private label items. NB will provide the purchasing and distribution functions.

f.	Discontinued Private Label: NB will purchase and stock all private label items in good faith to SFM’s needs. [*CONFIDENTIAL*]. Existing, successful coordination will continue between SFM and NB buyers to minimize product loss.

9)	CONTROL LABEL PRODUCTS:

Pricing: NB will purchase and stock Control Label Products under the same terms and conditions as the SFM private label above.

10)	CROSS DOCK PALLETS: See Exhibit C.

a.	NB will, from time to time at SFM request, ship product by means of cross-docking. Cross-dock shipments will be subject to specific parameters Exhibit C). NB will bill SFM the following per pallet charge:

i.	Pallet Charges

1.	California and Arizona -[*CONFIDENTIAL*]

2.	Texas - [*CONFIDENTIAL*] (NB warehouse handling only)

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

3.	Colorado - [*CONFIDENTIAL*]

ii.	The above pallet charges will be adjusted on January 1 each year by the percentage movement of the Consumer Price Index.

11)	FUEL SURCHARGE (FSC):

At the end of each calendar month, NB will provide a monthly report of the number of deliveries by store to SFM. SFM will be invoiced at [*CONFIDENTIAL*] of the fuel surcharge specified in Exhibit B. SFM may audit the fuel surcharge billed at any time by referencing the average price per gallon of diesel fuel at: http://tonto.eia.doe.gov/oog/info/wohdp/diesel.asp.

12)	PALLETS, TOTES, TRANSAFES:

a.	NB Deliveries: At the time of delivery SFM stores will return all totes from their prior delivery. They will also exchange a number of pallets equal to the amount received on their current delivery.

b.	NB Facility Pickup: SFM will exchange, by periodic return shipments to the corresponding NB distribution center(s), a quantity of pallets equal to the amount loaded on outbound pickups. Pallet counts will be reconciled monthly to ensure an even exchange.

c.	Transafes: In order to minimize the outstanding transafe inventory, SFM will continue to coordinate with NB to expedite the return of all transafes, per current practice.

13)	NEW STORE OPENINGS:

a.	In addition to the special services outlined in Exhibit A for new openings, all opening order invoices will be incorporated into a side note with 13 equal weekly payments; starting the first week after the final opening order shipment.

14)	SERVICE LEVEL ARRANGEMENT:

a.	NB and SFM agree to the terms set forth in Exhibit F hereof regarding processing of credits, quality control and service levels. Exhibit F forms an integral part of this Agreement.

15)	CONFIDENTIALITY:

a.	Both SFM and NB agree to keep all terms of this Agreement strictly confidential.

b.	In the process of making this Agreement, both parties may also have acquired or developed confidential information relating to each party’s businesses that includes quality standards, business methods, sales data and trends, intellectual property, purchasing history, pricing, marketing and pricing strategies, technical data, and general or specific customer information. Each party agrees to maintain this information as confidential.

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

16)	COMPLIANCE WITH LAWS:

a.	General: Each party covenants and agrees during the term of this Agreement it will fully comply with all applicable laws, ordinances, regulations, licenses and permits of or issued by any federal, state or local government entity, agency or instrumentality applicable to its responsibilities hereunder. Each party agrees that it shall comply with all certification procedures and regulations. Each party shall promptly notify the other party after it becomes aware of any material adverse proposed law, regulation or order that, to its knowledge, may or does conflict with the parties’ obligations under this Agreement. The parties will then use reasonable efforts to promptly decide whether a change may be made to the terms of this Agreement to eliminate any such conflict or impracticability.

17)	TERMINATION PROVISION:

a.	Either party may terminate this Agreement immediately by providing written notice to the other party for a material breach of any obligations under the Agreement, and failure to cure such breach after [*CONFIDENTIAL*] days’ prior written notice of the breach.

b.	SFM may terminate this Agreement for cause if the quality of service provided by NB does not meet industry standards, and Nature’s Best fails to substantially remedy the service within [*CONFIDENTIAL*] days of written notice by SFM.

18)	MISCELLANEOUS:

(a)	Binding Effect: As of the Effective Date, this Agreement, including its exhibits, supersedes all prior agreements between SFM and NB and constitutes the only agreement between SFM and NB, either oral or in writing, relating to the subject matter hereof.

(b)	Force Majeure: “Force Majeure” events shall be events beyond the reasonable control of a party (and not through the fault or negligence of such party) that make timely performance of an obligation not possible, in which event the time for performance of the obligation affected by the event of Force Majeure shall be extended by the period of Force Majeure. Force Majeure events are those that are not reasonably foreseeable with the exercise of reasonable care, nor avoidable through the payment of nonmaterial additional sums. In the event of a Force Majeure, the party so affected shall give prompt written notice to the other party of the cause and shall take whatever reasonable steps are necessary to relieve the effect of such cause as rapidly as possible. The provisions of this section shall not apply to the financial obligations of either party to this Agreement.

(c)

Governing Law; Forum and Jurisdiction; Waiver of Punitive and Similar Types of Damages: The relationship of the parties hereto and all claims arising out of or related to that relationship, including, but not limited to, the construction and interpretation of any written agreements, including this Agreement, shall be governed by the substantive laws of the State of California (without regard to conflicts of law principles). The parties agree and consent to the jurisdiction of the state and federal courts located in Orange County, California and acknowledge

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

that such courts are proper and convenient forums for the resolution of any actions between the parties with respect to the subject matter of this Agreement, and agree that, in such case, these courts shall be the sole and exclusive forums for the resolution of any actions between the parties with respect to the subject matter hereof. The parties hereby waive any right to a jury trial under any applicable law. The parties also waive any and all right to punitive, incidental or consequential damages, except in the case an action is brought for breach of provisions relating to confidential information. The prevailing party in any action to enforce this Agreement shall be entitled to recover all related costs of the suit, including reasonable attorneys’ fees and court costs.

(d)	Amendment; Assignment: This Agreement may not be amended or modified except by a writing signed by an authorized officer of each party specifically referencing this Agreement and the intent to amend or modify.

(e)	Change of Control: The parties hereto agree that all of the provisions of this Agreement shall bind and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns, including but not limited to, a Change of Control. A “Change of Control” means (A) any transaction or series of related transactions in which a party or group, acting in concert, acquires beneficial ownership of more than 50% of the equity interests in a party or its direct or indirect parent, or (B) a merger or consolidation of another entity with or into a party or its direct or indirect parent, with the effect that any third party becomes beneficial owner of more than 50% of the equity interests of a party or its direct or indirect parent. A Change of Control does not include the internal transfer of shares within a family structure for family planning reasons.

(f)	Entire Agreement; Survival: All exhibits to this Agreement are incorporated by reference. This Agreement (and any documents referred to herein) represents the entire agreement and understanding of the parties with respect to the matters set forth herein, and there are no representations, warranties or conditions or agreements (other than implementing invoices, purchase orders and the like necessary to implement this Agreement) not contained herein that constitute any part hereof or that are being relied upon by any party hereunder.

(g)	Severability: If any provision of this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remaining provisions shall be enforced.

(h)	Notices: Unless otherwise stated, all notices given in connection with this Agreement will be in writing and will be deemed delivered at the time of personal delivery or 3 business days after being sent by facsimile (with a confirmation) or mailed by express, certified or registered mail, or sent by a recognized national or international courier, as appropriate (in all cases postage prepaid and return receipt requested). Notices shall be addressed to the parties at the addresses set forth below or to such other address as shall have been so notified to the other party in accordance with this section. Notices to NB shall be addressed to: Chief Financial Officer, Nature’s Best, 6 Pointe Drive, Suite 300, Brea, California 92821. Notices to SFM shall be addressed to: Chief Operational Officer, Sprouts Farmers Market, 11811 N. Tatum Blvd., Suite 2400, Phoenix, Arizona 85028.

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Signatures: next page

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

WHEREAS, the parties have entered into this Agreement as of the Effective Date.

By:	/s/ Doug Sanders	/s/ James A. Beck
	Signature	Signature

	Doug Sanders	James A. Beck
	Print Name	Print Name

	8/13/14	8/13/2014

	Doug Sanders	Jim Beck
	President and Chief Executive Officer	CEO
	Sprouts Farmers Market, Inc.	Nature’s Best

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Exhibit A

NB Special Services

•	a. SFM Account Manager at SFM’s corporate office - Interacts with SFM procurement team. Serves as a local communications liaison for SFM’s needs.

•	b. SFM Account Specialists - [*CONFIDENTIAL*] managing contract pricing, new item coordination, promotion administration, supplier billing and SFM special needs.

•	c. Business Analysis - Lead analyst point person backed up by junior analyst team. Provide analytical support to the NB and SFM procurement teams.

•	d. IT Support - Director of IT and Senior Project Manager as point person.

•	e. Category Management - NB provides SFM [*CONFIDENTIAL*] annually via monthly payments of [*CONFIDENTIAL*] for a [*CONFIDENTIAL*].

•	f. Merchandising Support - [*CONFIDENTIAL*] dedicated merchandising specialists backed up by NB Retail Services Team.

•	g. NB Service Center - Provides immediate service to the SFM stores and serves as backup to the SFM key account team.

•

Billing Services: In the case of items and vendors for which NB is primary supplier to SFM, NB provides a courtesy billing service on behalf of SFM for vendors participating in SFM’s business development and merchandising programs. Written agreements are made between SFM and the vendor whereby the vendor agrees to a deduction by NB for an agreed upon participation amount.

•

These billings are predicated on NB receiving appropriate documentation of the vendor authorized billing amount, a sufficient accounts payable balance with the vendor, and such vendor still operating and doing business with SFM and NB [*CONFIDENTIAL*]. Once a sufficient balance is available for offset, [*CONFIDENTIAL*]. Any billings subsequently rejected by the vendor, bankruptcy court or other legal proceedings are billed back to SFM.

•	Billings are currently being processed for [*CONFIDENTIAL*].

•

Private Label Management: NB supports SFM’s private label program through a support team in the NB purchasing department. This includes a procurement specialist who purchases SFM’s private label products and functions as a single-point contact for SFM’s private label manager.

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Exhibit B

Fuel Surcharge Schedule

Price Per Gallon*	FUEL SURCHARGE (FSC)
$2.25	[*CONFIDENTIAL*]
$2.38	[*CONFIDENTIAL*]
$2.50	[*CONFIDENTIAL*]
$2.63	[*CONFIDENTIAL*]
$2.75	[*CONFIDENTIAL*]
$2.88	[*CONFIDENTIAL*]
$3.00	[*CONFIDENTIAL*]
$3.13	[*CONFIDENTIAL*]
$3.25	[*CONFIDENTIAL*]
$3.38	[*CONFIDENTIAL*]
$3.50	[*CONFIDENTIAL*]
$3.63	[*CONFIDENTIAL*]
$3.75	[*CONFIDENTIAL*]
$3.88	[*CONFIDENTIAL*]
$4.00	[*CONFIDENTIAL*]
$4.13	[*CONFIDENTIAL*]
$4.25	[*CONFIDENTIAL*]
$4.38	[*CONFIDENTIAL*]
$4.50	[*CONFIDENTIAL*]
$4.63 and above	[*CONFIDENTIAL*]

*	FSC adjusted monthly based on the average price per gallon during the prior calendar month Department of Energy Weekly U.S. National Average Retail On-Highway Diesel Price; published at http://tonto:eia.doe.gov/oog/info/wobdp/diesel.asp. FSC applied per delivery.

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Exhibit C

Cross Dock Parameters

FULL PALLETS:

1.	Vendor electronic ASN (weight, cube, case, pallet counts per destination) by 5:00 PM prior day.

2.	No mixed pallets handled by NB drivers at deliver point.

a.	Note: mixed pallets ok if SFM DC is the destination and segregation is done at SFM DC by SFM personnel.

3.	Regular weekly activity (enables logistics planning).

4.	Delivery to Chino by 10:00 a.m. on the day of the scheduled evening loading shift.

5.	Pallets clearly identified with SFM store #, address (matching ASN data).

6.	Subject to space availability on truck; default to next scheduled delivery. SFM option to have shipped LTL and billed to SFM and/or vendor if critical.

7.	Must be food compatible product.

8.	Applies to non-produce pallets.

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Exhibit D

Cost Plus Program

Cost Plus Schedule Extension

December 2013

Plateau Level	Annualized Purchases (Millions)	CA Cost Plus %	AZ, NV, UT Cost Plus %	TX, OK Cost Plus %	CO, NM Cost Plus %	KS Cost Plus %	GA Cost Plus %
34	353	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
35	361	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
36	369	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
37	377	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
38	385	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
39	393	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
40	401	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
41	411	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
42	421	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
43	431	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
44	441	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
45	451	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
46	461	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
47	471	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
48	481	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
49	491	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
50	501	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
51	511	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
52	521	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
53	531	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
54	541	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
55	551	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
56	561	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
57	571	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
58	581	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
59	591	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
60	601	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
61	612	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
62	623	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
63	634	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
64	645	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
65	656	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
66	667	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
67	678	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
68	689	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
69	700	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
70	711	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Plateau Level	Annualized Purchases (Millions)	CA Cost Plus %	AZ, NV, UT Cost Plus %	TX, OK Cost Plus %	CO, NM Cost Plus %	KS Cost Plus %	GA Cost Plus %
71	722	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
72	733	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
73	744	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
74	755	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
75	766	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
76	777	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
77	788	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
78	799	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
79	810	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
80	822	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
81	834	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
82	846	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
83	858	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
84	870	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
85	882	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
86	894	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
87	906	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
88	918	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
89	930	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
90	942	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
91	954	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
92	966	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
93	978	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
94	990	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
95	1,002	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
96	1,014	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
97	1,026	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
98	1,038	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
99	1,050	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
100	1,062	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
101	1,074	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
102	1,086	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
103	1,098	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
104	1,110	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
105	1,122	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
106	1,134	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
107	1,146	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
108	1,158	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
109	1,170	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
110	1,182	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
111	1,194	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
112	1,206	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Plateau Level	Annualized Purchases (Millions)	CA Cost Plus %	AZ, NV, UT Cost Plus %	TX, OK Cost Plus %	CO, NM Cost Plus %	KS Cost Plus %	GA Cost Plus %
113	1,218	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
114	1,230	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
115	1,242	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
116	1,254	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
117	1,266	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
118	1,278	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
119	1,290	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
120	1,302	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
121	1,314	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
122	1,326	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
123	1,338	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
124	1,350	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
125	1,362	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
126	1,374	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
127	1,386	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
128	1,398	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
129	1,410	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
130	1,422	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
131	1,434	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
132	1,446	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
133	1,458	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
134	1,470	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
135	1,482	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
136	1,494	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
137	1,506	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

Should Nature’s Best acquire or open a distribution center in a new region, and stores are transferred to be serviced by that new distribution center, the cost plus rate for the transferred stores will be revised to reflect the distance from the new distribution center.

VOLUME REVIEW: Rate adjusted (if applicable) on the 15th of the month following each completed calendar quarter.

TERMS: 7 Days ACH

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Exhibit F

CREDITS; QUALITY CONTROL; SERVICE LEVELS

I.	CREDITS:

A.	Credit Allowance: In order to eliminate the resources and administrative cost associated with SFM stores calling in and managing individual item credits, and NB researching and processing them, NB and SFM have implemented a credit allowance. This allowance is established to compensate stores for routine occurrences of mis-picked items, item shortages and damaged products. SFM is credited monthly for this allowance based on [*CONFIDENTIAL*].

B.	Exceptions: Notwithstanding the credit allowance above, a credit request may be called into NB’s Service Center when the following occurs (“Exception” or “Exceptions”):

a.	A shipment involving excessive shortages or damaged product involving the following:

i.	Over [*CONFIDENTIAL*] cases of any individual sku is shorted or damaged on the delivery.

ii.	[*CONFIDENTIAL*] pallet(s) or tote(s) are missing from the delivery.

iii.	Over [*CONFIDENTIAL*] in cost value for any individual sku is shorted or damaged on the delivery.

b.	Product is shipped out-of-code (private label and control brand items allocated to the stores by SFM’s support office do not apply). Must be called in within [*CONFIDENTIAL*] of delivery.

c.	Manufacturer product recalls.

d.	Infested product. Must be called in within [*CONFIDENTIAL*] of delivery.

e.	Highly perishable products (yogurts, eggs, kefirs, sour cream, cottage cheese, fluid milk) expiring within [*CONFIDENTIAL*] of invoice date upon delivery. Must be called in within [*CONFIDENTIAL*] of delivery. Private label items are not eligible for call in.

Should any of these exceptions occur, a store team member is directed to call into the NB Service Center and provide details of the credit request and invoice number. NB researches and handles these credit exception requests directly with the individual store as appropriate based on the results of this research.

No credits outside of the Exceptions will be accepted. SFM stores will NOT be permitted to submit credits for products that are damaged or go out of code post-delivery. SFM team members abusing the credit policy will be subject to disciplinary action accordingly.

C.	Texas Cross-Dock Allowance: In addition to the Credit Allowance described above, the following Texas stores shall receive a cross-dock allowance/credit of [*CONFIDENTIAL*].

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

II.	SERVICE LEVELS:

A.	Service and Support. The following are hereby added to the Distribution Agreement:

a.	NB shall provide products consistent with industry standards in the volumes requested by SFM subject to all terms and conditions of this Agreement.

b.	NB currently provides the support services outlined in Exhibit A to this Agreement, and will continue to adjust its services to support SFM in the future.

c.	NB will continue to provide [*CONFIDENTIAL*] deliveries per week to SFM stores. Delivery frequency is currently, and will be in the future, adjusted up for high volume stores based on purchase volume.

d.	NB will continue to provide [*CONFIDENTIAL*] onsite merchandisers at new store openings to help with project management and the direction of onsite vendor supplied merchandising staff, and assist in merchandising the shelf sets.

e.	NB currently provides a wide range of reports to SFM to support the SFM category management team and business needs, and will continue to work with SFM with reports on as needed basis.